                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, For Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

               THE AMERICAN MATERIALS & TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                                    AMT LOGO

================================================================================

               THE AMERICAN MATERIALS & TECHNOLOGIES CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 28, 1998
                                      AND
                                PROXY STATEMENT
================================================================================

                                   IMPORTANT
                     PLEASE MARK, SIGN AND DATE YOUR PROXY
                AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

               THE AMERICAN MATERIALS & TECHNOLOGIES CORPORATION
                                5915 RODEO ROAD
                             LOS ANGELES, CA 90016

                                                                     May 5, 1998

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of The American Materials & Technologies Corporation (the "Company"). The meeting will be held at the offices of the Company, 5915 Rodeo Road, Los Angeles, California 90016, on Thursday, May 28, 1998, beginning at 10:00 a.m.

     As a stockholder, your vote is important. We encourage you to execute and return your proxy promptly whether you plan to attend the meeting or not so that we may have as many shares as possible represented at the meeting. Returning your completed proxy will not prevent you from voting in person at the meeting prior to the proxy's exercise if you wish to do so. If you do wish to attend the meeting in person, we ask that you notify the Company by contacting Christina Carrabino at (310) 841-5266 so that arrangements can be made to accommodate all stockholders wishing to attend.

     Thank you for your cooperation, continued support and interest in The American Materials & Technologies Corporation.

                                          Sincerely,

                                      /s/ PAUL W. PENDORF

                                          Paul W. Pendorf
                                          President

               THE AMERICAN MATERIALS & TECHNOLOGIES CORPORATION
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 28, 1998

                            ------------------------

To the Stockholders:

     The annual meeting of stockholders of The American Materials & Technologies Corporation (the "Company") will be held at the offices of the Company, 5915 Rodeo Road, Los Angeles, California 90016, on Thursday, May 28, 1998, at 10:00 a.m. The meeting is being held for the following purposes:

     1. To elect one Class I Director for a term of three years.

     2. To consider and act upon a proposal to adopt an amendment to the 1997 Stock Option Plan.

     3. To ratify the appointment of the accounting firm of Feldman Radin & Co., P.C. as the Company's independent auditors for the current year.

     4. To transact such further business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record on the books of the Company at the close of business on April 30, 1998 are entitled to notice of, and to vote at, the meeting.

                                          By Order of the Board of Directors,

                                      /s/ JAMES L. RUSSELL

                                          James L. Russell
                                          Secretary

Los Angeles, California
May 5, 1998

                             YOUR VOTE IS IMPORTANT
             PLEASE SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR
                   NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

               THE AMERICAN MATERIALS & TECHNOLOGIES CORPORATION
                                5915 RODEO ROAD
                             LOS ANGELES, CA 90016
                                 (310) 841-5200

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 28, 1998

     This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about May 5, 1998 in connection with the solicitation by the Board of Directors of The American Materials & Technologies Corporation (the "Company") of proxies to be used at the annual meeting of stockholders of the Company, to be held on Thursday, May 28, 1998, and at any and all adjournments thereof (the "Annual Meeting").

     When proxies are returned properly executed, the shares represented will be voted in accordance with the stockholders' directions. Stockholders are encouraged to vote on the matters to be considered. However, if no choice has been specified by a stockholder, the shares will be voted as recommended by management. Any stockholder may revoke such stockholder's proxy at any time before it has been exercised by providing the Company with a later dated proxy, by notifying the Company's Secretary in writing or by orally notifying the Company in person.

     Only stockholders of record at the close of business on April 30, 1998, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. At the close of business on the record date, there were 4,391,770 shares of Common Stock outstanding.

     The By-laws of the Company provide that the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Shares of Common Stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum. Abstentions and broker non-votes with respect to particular proposals will not affect the determination of a quorum. Thus, shares voted to abstain as to a particular matter, or as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of a particular matter, shall be deemed present for purposes of determining a quorum. Any stockholder who attends the Annual Meeting may not withhold his shares from the quorum count by declaring such shares absent from the Annual Meeting.

     The affirmative vote of a majority of the issued and outstanding shares of Common Stock properly cast at the Annual Meeting will be necessary to approve the proposals to amend the Company's 1997 Stock Option Plan and to ratify the appointment of independent auditors for the Company for the current year. Abstentions will count as being present and represented at the Annual Meeting and entitled to vote, and will be included in calculating the number of votes cast on these proposals (and thus will have the effect of "no" votes). Broker non-votes will not be included in calculating the number of votes cast on these proposals. The Class I Director will be elected by a plurality of the votes properly cast. Abstentions and broker non-votes as to this election do not count as votes for or against such election.

     Votes will be tabulated by the Company's transfer agent, American Stock Transfer & Trust Company.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTOR

     One Director will be elected at the Annual Meeting. The Board has nominated Mr. Paul W. Pendorf for election as a Class I Director, to serve until the Company's 2001 annual meeting of stockholders or special meeting in lieu thereof, and until his successor is duly elected and qualifies. Mr. Pendorf presently serves as a Class I Director and as President and Chief Executive Officer of the Company. Information relating to Mr. Pendorf and each of the continuing Directors is set forth below under the captions "Directors and Executive Officers" and "Certain Transactions."

     Mr. Pendorf has agreed to serve as a Director if elected, and the Company has no reason to believe that he will be unable to serve. In the event that Mr. Pendorf is unable or declines to serve as a Director at the time of the Annual Meeting, proxies may be voted for such other nominee as is then designated by the Board.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MR. PENDORF AS A CLASS I DIRECTOR.

                                 PROPOSAL NO. 2

                      AMENDMENT TO 1997 STOCK OPTION PLAN

     The Company's 1997 Stock Option Plan (the "1997 Plan") provides that a total of 350,000 shares of Common Stock may be issued upon exercise of options granted under the 1997 Plan. The Board of Directors of the Corporation has approved an amendment to the 1997 Plan, subject to approval by the stockholders, which would increase the total number of shares available under the 1997 Plan. The Board believes that an increase in the number of shares available is critical to enabling the Company to recruit highly qualified new employees, promote long-term retention of key employees, motivate high levels of performance and recognize employee contributions to the success of the Company.

     Under the amendment to the 1997 Plan, the number of shares available for option grants would be increased each year by an amount equal to 3% of the shares of Common Stock issued and outstanding on the last day of the preceding fiscal year. In no event would the aggregate number of shares which may be issued upon exercise of options under the 1997 Plan exceed 1,500,000. The number of additional shares reserved for grant in 1998 pursuant to this amendment would be 126,487. The Internal Revenue Code (the "Code") requires stockholder approval of this amendment in order for stock options relating to the shares issuable under the 1997 Plan to qualify as incentive stock options under Section 422 of the Code. In addition, Nasdaq Stock Market, Inc. rules (the "Nasdaq Rules") require stockholder approval of amendments to the 1997 Plan. A summary of the provisions of the 1997 Plan as amended is presented under the caption "Benefit Plans," and the full text is included as Appendix A to this Proxy Statement.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 1997 STOCK OPTION PLAN.

                                 PROPOSAL NO. 3

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The accounting firm of Feldman Radin & Co., P.C., has served as the Company's principal independent auditors continuously since the Company's formation. Following the recommendation of the Audit Committee, the Board of Directors has selected Feldman Radin & Co., P.C. as the Company's independent auditors for fiscal 1998. In the event ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting thereon, the Board will reconsider its selection. A representative of Feldman Radin & Co., P.C. is not expected to be present at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF FELDMAN RADIN & CO., P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1998.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     None of the directors or executive officers of the Company has any interest in the adoption of Proposal Nos. 2 or 3 except that, with respect to the amendment of the 1997 Stock Option Plan which is the subject of Proposal No. 2, the Company's Directors (other than non-employee Directors, who may receive automatic grants thereunder) and executive officers might, at the discretion of the Board, be granted stock options in the future. See "Directors' Compensation."

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information concerning each director and nominee for election as a director and each executive officer of the
Company:

              NAME                   AGE                       POSITION
              ----                   ---                       --------
Steven Georgiev..................    63     Chairman of the Board of Directors
Robert V. Glaser.................    46     Director
Buster C. Glosson................    56     Director
Paul W. Pendorf..................    57     President, Chief Executive Officer and Director
Leslie J. Cohen, Ph.D............    57     Vice President
Jorg R. Huber....................    54     President, Culver City Composites Corporation
James L. Russell.................    53     Vice President, Chief Financial Officer
                                            and Secretary

     The Company currently has four Directors. All Directors hold office until their successors are chosen and qualified, or until their earlier death, resignation, disqualification or removal. At the 1997 Annual Meeting, the Company's stockholders voted to divide the board into three classes, each to consist as nearly as possible of one-third of the whole number of the Board of Directors. Following adoption of the classified board, at the 1997 Annual Meeting the stockholders elected one Class I Director for a term of one year, one Class II Director for a term of two years, and two Class III Directors, each for a term of three years. At each annual election, successors to the Directors whose terms expire that year are elected to hold office for a term of three years, so that the term of office of one class of Directors expires each year. Officers are elected to serve subject to the discretion of the Board of Directors and until their successors are appointed. There are no family relationships among executive officers and directors of the Company.

     Steven Georgiev has been Chairman of the Board of Directors of the Company since its inception in March 1995, and was elected as a Class II Director in May 1997. Mr. Georgiev was Chairman of Palomar Medical Technologies, Inc., a manufacturer of medical lasers, from 1991 to 1997, and served as its Chief Executive Officer from 1993 to 1997. Mr. Georgiev has served as a financial consultant to emerging high growth companies, and has served as a director of Excel Technologies, Inc. since 1992. Mr. Georgiev is a director of DynaGen, Inc. and also serves as a director of Nexar Technologies, Inc. Mr. Georgiev received a B.S. degree in Engineering Physics from Cornell University and an M.S. degree in Management from the Massachusetts Institute of Technology, where he was a Sloan Fellow.

     Robert V. Glaser has been a director of the Company since July 1996, and was elected as a Class III Director in May 1997. Mr. Glaser is the founder and Chief Executive Officer of MapleWood Inc. ("MapleWood"), a private company formed in 1995 that undertakes corporate investments for its own account and provides merger and acquisition advisory services to others. Prior to the foundation of MapleWood, Mr. Glaser was a member of the worldwide Management Committee of the Investcorp group of companies (the "Investcorp Group"), from 1983, the first year of the Investcorp Group's operation, through 1995. From 1987 to 1995, he was a member of the board of directors of Investcorp International Inc., the U.S. arm of the Investcorp Group. From 1983 to 1987, Mr. Glaser was employed by other entities of the Investcorp Group. Previously, Mr. Glaser was employed by The Chase Manhattan Bank, N.A. for ten years, and was a vice president at the time of his departure. Mr. Glaser is a member of the Board of Trustees of the National

Foundation for Advancement of the Arts, St. Thomas University, and the Greater Miami Chamber of Commerce. He also serves on the Board of Directors of Miami's Community Partnership for Homeless Inc. and is a member of the National Association of Corporate Directors. Mr. Glaser received an MBA in Finance and International Business from New York University and a B.A. degree in Political Science from the University of Buffalo.

     Lt. Gen. Buster C. Glosson (USAF ret.) has been a director of the Company since July 1996, and was elected as a Class III Director in May 1997. From 1965 until June 1994, Gen. Glosson was an officer in the United States Air Force ("USAF"), most recently as a Lieutenant General and Deputy Chief of Staff for plans and operations, Headquarters USAF, Washington, D.C. Gen. Glosson is a veteran of combat missions in Vietnam. During the Gulf War, he was commander of all USAF fighters employed and was director of the air campaign planning for the United States Central Command Air Forces, Riyadh, Saudi Arabia. Gen. Glosson is Chairman and CEO of Alliance Partners Inc., an investment holding company with a focus on international business. In 1994 he founded and has since served as President of Eagle Ltd., a consulting firm concentrating on international business opportunities in the high-technology arena. He also serves as a director of Nexar Technologies, Inc. and Skysat Communication Network Corporation. Gen. Glosson received a B.S. degree in Electrical Engineering from North Carolina State University.

     Paul W. Pendorf has been President and Chief Executive Officer and a director of the Company since its inception in March 1995, and was elected as a Class I Director in May 1997. Prior to that, Mr. Pendorf served from 1991 to 1995 as President and Chief Executive Officer and a director of XXsys Technologies, Inc. ("XXsys"). He was a consultant to XXsys from 1990 until he was named President. From 1989 to 1990 he was a Vice President of Quadrax Corporation, a publicly traded advanced composites company. From 1985 to 1989 Mr. Pendorf held a series of senior executive positions with ICI Fiberite, a subsidiary of Imperial Chemical Industries ("ICI") engaged in the advanced composites business. From 1982 to 1985, he was Director of International Ventures of Beatrice Chemicals Group (acquired by ICI in 1985), where he worked extensively in expanding Beatrice's composites business. Prior to his involvement in the composites industry, Mr. Pendorf held executive positions with American Cyanamid Company (now part of American Home Products Inc. and Cytec Inc.), Virginia Chemicals Company (now part of Hoechst Celanese Corp.), and Pfizer, Inc. Mr. Pendorf received a B.S. degree in Chemical Engineering from the University of Maryland and an M.S. degree in Management from Rensselaer Polytechnic Institute.

     Leslie J. Cohen, Ph.D. was named Vice President of the Company in March 1998, after serving as Senior Vice President of Business Development of Culver City Composites Corporation since April 1997 and as Director of Business Development since April 1996. In 1995, Dr. Cohen elected early retirement from McDonnell Douglas Corporation after a 29-year career. He was a private consultant to industry prior to joining the Company. From 1993 to 1995, Dr. Cohen was Director of Advanced Programs for McDonnell Douglas Aerospace. From 1988 to 1993, Dr. Cohen served as the Program Manager for the U.S. Army/McDonnell Douglas Aerospace Neutron Particle Beam Space Experiment. For ten years prior to that, he held various management positions with McDonnell Douglas Aerospace. Dr. Cohen holds B.S., M.S., and Ph.D. degrees in Civil Engineering from Carnegie Institute of Technology, and was a Fulbright-Hayes Post-Doctoral Fellow at the Technion-Israel Institute of Technology. Dr. Cohen received the Gold Medal for Science and Technology from the U.S.S.R. Academy of Sciences and is an Academician of the International Academy of Engineering.

     Jorg R. Huber was named President of Culver City Composites Corporation in March 1998. From 1986 to 1997 Mr. Huber was Managing Director for Fiberite Europe GmbH, a subsidiary of Fiberite Corp., a manufacturer of advanced materials. From 1967 to 1986 Mr. Huber served in various international assignments for Hoechst AG, where he managed and developed businesses in South Africa, Australia, Iran, Europe and the United States. Mr. Huber holds degrees from German universities equivalent to an MBA in marketing degree.

     James L. Russell joined the Company as Vice President and Chief Financial Officer in October 1997 and was named Secretary of the Company in March 1998. Mr. Russell was employed in various financial positions by Sunrise Medical Inc., a manufacturer of medical equipment, from November 1995 to October 1997, and was Vice President and Chief Financial Officer of MET Holdings, Inc, a communications company, from September 1994 to October 1995. He was Vice President and Chief Financial Officer of XXsys Technologies,

Inc. from 1991 to 1994. Previously, Mr. Russell was an audit partner with Ernst & Young and subsequently served as chief financial officer of AIFS, Inc., an educational services company. Mr. Russell holds a B.A. degree from Princeton University and an MBA degree from Harvard Business School. He is a certified public accountant.

COMMITTEES AND MEETINGS OF THE BOARD

     During the year ended December 31, 1997, the Board met nine times and acted six times by unanimous written consent. Each incumbent director attended all of the meetings held by the Board.

     The Board currently has three committees. The Audit Committee (currently composed of Messrs. Glaser and Glosson) reviews the internal accounting procedures of the Company and consults with and reviews the services provided by the Company's independent auditors. The Audit Committee met four times during 1997. The Compensation Committee (currently composed of Messrs. Georgiev, Glaser and Glosson) makes general policy decisions relating to compensation and benefits for the Company's employees, including decisions with respect to compensation for the Company's executive officers, and administers the Company's stock option plans. The Compensation Committee met four times during 1997. A Nominating Committee (currently composed of Messrs. Glosson and Georgiev) was formed in March 1998 to advise the Board on new directors and executive officers.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

DIRECTORS' COMPENSATION

     The Company's directors do not currently receive any cash compensation for service on the Board of Directors, but are reimbursed for reasonable expenses incurred in connection with attendance at Board and committee meetings. In accordance with Company policy, Directors who are employees of the Company serve as Directors without compensation. Under the terms of the 1997 Stock Option Plan, each year Directors who are not employees of the Company automatically receive options to purchase 10,000 shares of the Company's Common Stock at a per share exercise price equal to the fair market value of a share of Common Stock at the time of such grant. Mr. Georgiev waived his right to receive such options for 1996 and 1997. On May 30, 1997, Messrs. Glaser and Glosson were each granted a nonqualified option to purchase 75,000 shares of Common Stock under the 1997 Plan. In consideration for these grants, Messrs. Glaser and Glosson agreed to waive any further rights to automatic option grants under the 1997 Plan. See "Executive Compensation -- 1997 Stock Option Plan." The Company has entered into consulting agreements with Mr. Georgiev and with a company of which Mr. Glaser is president. See "Certain Transactions."

EXECUTIVE COMPENSATION

     The following table sets forth the annual compensation for the Chief Executive Officer and the other executive officers of the Company serving on December 31, 1997 whose salary and bonus exceeded $100,000 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                                COMPENSA-
                                                                                   TION
                                                   ANNUAL COMPENSATION            AWARDS
                                              ------------------------------    ----------
                                                                                SECURITIES   ALL OTHER
                                     FISCAL                                     UNDERLYING    COMPEN-
    NAME AND PRINCIPAL POSITION       YEAR     SALARY      BONUS      OTHER     OPTIONS(#)   SATION($)
    ---------------------------      ------   --------    -------    -------    ----------   ---------
Paul W. Pendorf....................   1997    $160,000    $    --    $18,000(6)   77,813      $ 4,000(7)
  President and Chief Executive
     Officer                          1996     155,000     40,000         --          --        3,497(7)
                                      1995     116,025         --         --      86,937           --
Leslie J. Cohen....................   1997      86,400     22,310(5)      --      48,500        4,294(7)
  Vice President                      1996      56,667(2)  11,300         --      12,000           --
Philip D. Cunningham...............   1997     120,000         --         --          --        6,000(7)
  Vice President -- Operations        1996     110,434(3)  20,000         --      25,000       62,385(8)
James L. Russell...................   1997      29,250(4)      --         --      25,000       37,920(9)
  Vice President, Chief Financial
  Officer, and Secretary

---------------
(1) The Company has not made any grants of restricted stock or stock appreciation rights or made any long-term incentive plan payouts.

(2) Dr. Cohen was hired as of April 16, 1996 at an annual salary of $80,000.

(3) Mr. Cunningham was hired as of February 12, 1996 at an annual salary of $120,000. He resigned as an officer of the Company on March 31, 1998.

(4) Mr. Russell was hired as of October 13, 1997 at an annual salary of $135,000.

(5) Maximum bonus under terms of employment agreement; actual amount yet to be determined.

(6) Temporary living allowance.

(7) Company contribution under its 401(k) plan.

(8) Includes relocation expenses in the amount of $51,885, $7,500 in costs associated with the lease of an automobile, and a $3,000 Company contribution under its 401(k) plan.

(9) Relocation expenses.

OPTION GRANTS

     The following table sets forth certain information regarding stock options granted during 1997 by the Company to the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                              PERCENT OF
                                                                TOTAL
                                                               OPTIONS
                                              NUMBER OF       GRANTED TO
                                            SHARES UNDER-    EMPLOYEES IN    EXERCISE PRICE    EXPIRATION
                                            LYING OPTIONS    FISCAL YEAR       PER SHARE          DATE
                                            -------------    ------------    --------------    ----------
Paul W. Pendorf............................    77,813            12.4%           $4.00           3/7/07
Leslie J. Cohen............................    25,000             4.0%            6.25           3/7/07
Leslie J. Cohen............................     3,500             0.6%            4.00          5/30/07
Leslie J. Cohen............................    20,000             3.2%            4.77           3/7/07
James L. Russell...........................    25,000             4.0%            4.31          11/6/07

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     No stock options have been exercised as of December 31, 1997. The following table sets forth certain information concerning the number and value of unexercised stock options held by the Named Executive Officers as of December 31, 1997.

                         FISCAL YEAR-END OPTION VALUES

                                                 NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                                                    OPTIONS HELD AT            IN-THE-MONEY OPTIONS HELD
                                                   DECEMBER 31, 1997            AT DECEMBER 31, 1997(1)
                                              ----------------------------    ----------------------------
                                              EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                                              -----------    -------------    -----------    -------------
Paul W. Pendorf..............................   28,979          135,771         $34,775         $69,550
Leslie J. Cohen..............................    3,000           57,500              --              --
Philip D. Cunningham.........................    6,250           18,750           6,687          20,063
James L. Russell.............................       --           25,000              --              --

---------------
(1) Value is based on the December 31, 1997 closing price on the Nasdaq SmallCap Market of $2.07 per share. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of the sale of shares.

EMPLOYMENT AGREEMENTS

     On March 25, 1995, the Company entered into an employment agreement with Mr. Pendorf, the Company's President and Chief Executive Officer. Pursuant to this agreement, as amended, Mr. Pendorf was entitled to an annual base salary of $160,000 and was eligible for annual bonuses of up to 120% of his base salary. In addition, Mr. Pendorf was granted options to purchase 86,937 shares of Common Stock at an exercise price of $0.86 per share. The options vest in three equal annual installments beginning on the first anniversary of the Company's initial public offering, June 27, 1996. The employment agreement provides that, in the event of termination of employment by the Company without cause or upon certain events following a change in control of the Company, options held by Mr. Pendorf would vest and Mr. Pendorf would be entitled to continued payment of salary for a minimum of twelve months and a bonus of up to 60% of annual base salary. In March 1998 Mr. Pendorf's employment agreement was extended for three years, with a base salary of $165,000.

     The Company entered into a one-year employment agreement with Dr. Cohen in April 1996 as Vice President of Business Operations for Culver City Composites Corporation. Pursuant to this agreement, Dr. Cohen received a salary of $80,000 and was eligible for an annual bonus of up to 20% of salary. Under a one-year renewal of this agreement in April 1997, Dr. Cohen was promoted to Senior Vice President, Business Development, of Culver City Composites Corporation at an annual salary of $100,000 plus a bonus of up to 25% of salary. Pursuant to these agreements, the Company granted Dr. Cohen options to purchase 12,000 shares and 25,000 shares of Common Stock in 1996 and 1997, respectively.

     Mr. Cunningham was hired as Vice President of Operations of Culver City Composites in February 1996. Pursuant to his employment agreement, Mr. Cunningham received a base salary of $120,000 and was eligible for annual bonuses up to 40% of his base salary. Mr. Cunningham also received relocation assistance from the Company. The Company granted Mr. Cunningham options to purchase 25,000 shares of Common Stock under the Company's 1996 Incentive and Nonqualified Stock Option Plan in connection with this agreement, at an exercise price of $1.00 per share. Mr. Cunningham resigned effective March 31, 1998. Pursuant to his employment agreement, he is eligible to receive up to twelve months' severance pay and may exercise vested options to purchase 12,500 shares of Common Stock. The right to severance pay terminates upon his obtaining new employment.

     Mr. Russell was hired as Vice President and Chief Financial Officer on October 13, 1997. Pursuant to his employment agreement, Mr. Russell receives a base salary of $135,000 and is eligible for an annual bonus as determined by the Compensation Committee. Mr. Russell also received relocation assistance from the Company. The Company granted Mr. Russell options to purchase 25,000 shares of Common Stock under the Company's stock option plans in connection with this agreement, at an exercise price of $4.31 per share. The employment agreement provides that, in the event of termination of employment by the Company without cause or upon certain events following a change in control of the Company, vesting of the options would accelerate and Mr. Russell would be entitled to severance pay equal to one year's salary.

     Mr. Huber was hired as President of Culver City Composites Corporation on March 16, 1998. Pursuant to his employment agreement, Mr. Huber will receive a base salary of $145,000 and is eligible for an annual bonus of up to 45% of salary. The Company granted Mr. Huber options to purchase 60,000 shares of Common Stock under the Company's 1997 Stock Option Plan in connection with this agreement, at an exercise price of $2.00 per share. The employment agreement provides that, in the event of termination of employment by the Company without cause or upon certain events following a change in control of the Company, vesting of the options would accelerate and Mr. Huber would be entitled to severance pay of up to two years' salary.

SALARY DEFERRAL ARRANGEMENT

     On March 7, 1997, the Company's Compensation Committee approved, and the Board of Directors ratified, an arrangement whereby Mr. Pendorf deferred until after January 1, 1998 his right to receive $116,250 of his salary for 1995, $115,000 of his salary for 1996 and $80,000 of his salary for 1997. In consideration for so deferring the obligation to pay Mr. Pendorf these amounts of accrued salary, the Company granted him an option to purchase up to 77,813 shares of Common Stock at an exercise price of $4.00 per share. Similarly, Dr. Cohen was granted an option to purchase up to 3,500 shares of Common Stock at $4.00 per share in consideration for deferring compensation of $14,000.

BENEFIT PLANS

     The Company's 1996 Incentive and Nonqualified Stock Option Plan was adopted in February 1996 and the 1997 Stock Option Plan was adopted in March 1997. A total of 350,000 shares of Common Stock are currently reserved for issuance under each plan. Under the proposed amendment to the 1997 Plan, the number of shares of Common Stock available for option grants would be increased by a number of shares equal to 3% of the shares of Common Stock issued and outstanding on the last day of the preceding fiscal year. In no event, however, would the aggregate number of shares issued upon exercise of options under the 1997 Plan exceed 1,500,000. See "Proposal No. 2 -- Amendment to 1997 Stock Option Plan."

     Options may be granted to officers, directors, and employees of the Company and to consultants who provide services to the Company. The plans expire in 2006 and 2007, respectively. At March 31, 1998, a total of 790,413 options were outstanding, including 90,413 which are subject to approval by the Company's stockholders of the proposed amendment to the 1997 Stock Option Plan.

  Summary of 1997 Stock Option Plan

     The 1997 Stock Option Plan (the "1997 Plan") was adopted by the Company's Board of Directors on March 7, 1997, and was approved by the Company's stockholders at the 1997 Annual Meeting. A total of 350,000 shares of Common Stock are reserved for issuance under the 1997 Plan. The 1997 Plan authorizes
(i) the grant of options to purchase Common Stock intended to qualify as incentive stock options ("Incentive Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the grant of options that do not so qualify ("Nonqualified Options"). The 1997 Plan as amended is set forth in its entirety as Appendix A, beginning at page A-1.

     The 1997 Plan is administered by the Board of Directors. The Board selects the individuals to whom awards will be granted, and determines the option exercise price and other terms of each award, subject to the provisions of the 1997 Plan. Incentive Options may be granted under the 1997 Plan to employees and officers of the Company, including members of the Board of Directors who are also employees. Nonqualified Options may be granted under the 1997 Plan to employees, officers, individuals providing services to the Company and members of the Board of Directors, whether or not they are employees of the Company.

     No options may extend for more than ten years from the date of grant (five years in the case of employees or officers holding 10% or more of the total combined voting power of all classes of stock of the Company or any subsidiary or parent ("greater-than-ten-percent-stockholders"). The exercise price for Incentive Options may not be less than the fair market value of the Common Stock on the date of grant or, in the case of a greater-than-ten-percent-stockholder, not less than 110% of the fair market value. The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to Incentive Options first becoming exercisable by any employee or officer in any calendar year may not exceed $100,000.

     Options are non-transferable except by will or by the laws of descent or distribution. Options generally may not be exercised after (i) termination by the Company for cause or voluntary termination by the optionee of the optionee's employment with the Company, (ii) sixty days following termination by the Company without cause of the optionee's employment with the Company, or (iii) in the event of the optionee's permanent and total disability or death, the earlier of the expiration date of such option or one year following the date of such disability or death. Shares underlying options which expire or terminate may be the subject of future options.

     Payment of the exercise price for shares subject to options may be made with cash, certified check, bank draft, postal or express money order payable to the order of the Company for an amount equal to the exercise price for such shares, or, with the consent of the Company, shares of Common Stock of the Company having a fair market value equal to the option price of such shares, or, with the consent of the Company, a combination of the foregoing. Full payment for shares exercised must be made at the time of exercise.

     The 1997 Plan provides for automatic grants of Nonqualified Options to the Company's non-employee Directors. Each non-employee Director is annually granted a five-year option for 10,000 shares at the then current fair market value. These options become exercisable one year after the date of grant, subject to continuing service as a Director. Directors may also be granted additional options to acquire shares of the Company's Common Stock at the discretion of the Board of Directors. See "Directors' Compensation."

     The Company's Board of Directors may amend or terminate the 1997 Plan at any time and from time to time, except that (i) the class of persons eligible to receive options may not be changed, nor the aggregate number of shares issuable thereunder increased, (other than pursuant to certain changes in the Company's capital structure) without the approval of the stockholders of the Company, and
(ii) the provisions of the 1997 Plan relating to formula stock option grants to non-employee Directors may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. The Board is expressly authorized to amend the 1997 Plan, at any time and from time to time, to conform it to the provisions of Rule 16b-3 under the Exchange Act, as that rule may be amended from time to time. The 1997 Plan terminates on March 7, 2007.

  Federal Income Tax Information with Respect to the 1997 Stock Option Plan

     The grantee of a Nonqualified Option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a Nonqualified Option, the difference between the fair market value of the underlying shares of Common Stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares. Subject to certain limitations, the Company may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a Nonqualified Option.

     The grantee of an Incentive Option recognizes no income for federal income tax purposes on the grant thereof. Except as provided below with respect to the alternative minimum tax, there is no tax upon exercise of an Incentive Option. If no disposition of shares acquired upon exercise of the Incentive Option is made by the option holder within two years from the date of the grant of the Incentive Option or within one year after exercise of the Incentive Option, any gain realized by the option holder on the subsequent sale of such shares is treated for federal income tax purposes as mid-term capital gain if the shares were held for not more than eighteen months, and as long-term capital gain if the shares were held for more than eighteen months. If the shares are sold prior to the expiration of such periods, the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the Incentive Option is treated as compensation to the employee taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be mid-term capital gain if the shares are held for more than twelve months but not more than eighteen months, and long-term capital gain if the shares are held for more than eighteen months).

     The excess of the fair market value of the underlying shares over the option price at the time of exercise of an Incentive Option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against the regular tax liability in a later year; however, the minimum tax credit can not reduce the regular tax below the alternative minimum tax for that carryover year.

     In connection with the sale of the shares covered by Incentive Options, the Company is allowed a deduction for tax purposes only to the extent, and at the time, the option holder receives ordinary income (for example, by reason of the sale of shares by the holder of an Incentive Option within two years of the date of the granting of the Incentive Option or one year after the exercise of the Incentive Option), subject to certain limitations on the deductibility of compensation paid to executives.

  New Plan Benefits

     Except for the automatic non-discretionary formula stock option grants to non-employee Directors, options under the 1997 Plan, as proposed to be amended, are granted by the Board of Directors on a discretionary basis. Therefore, the Company is unable to determine the dollar value and number of options which could be received by or allocated to, or, had the proposed amendment been in effect during 1997, would have been received by or allocated to (i) any of the named executive officers, (ii) the Company's current executive officers, as a group, (iii) the Company's directors who are not executive officers, as a group, and (iv) the Company's employees who are not executive officers, as a group, as a result of the adoption of the proposed amendment to the 1997 Plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 15, 1998, by (i) each person or entity known to the Company to own beneficially five percent or more of the Company's Common Stock, (ii) each of the Company's directors, (iii) the Company's principal executive officer and each of the other Named Executive Officers, and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, each beneficial owner has sole voting and investment power with respect to the shares shown.

                                                                NUMBER OF SHARES
                                                              BENEFICIALLY OWNED(2)
                                                              ---------------------
          NAME AND ADDRESS OF BENEFICIAL OWNER(1)             NUMBER     PERCENT(3)
          ---------------------------------------             -------    ----------
Paul W. Pendorf.............................................  656,331(4)    14.7%
Steven Georgiev.............................................  107,623        2.5
Robert V. Glaser............................................   11,364          *
Buster Glosson..............................................   30,000          *
Leslie J. Cohen.............................................   10,775          *
Philip D. Cunningham........................................   15,850(5)       *
Jorg R. Huber...............................................   40,000          *
James L. Russell............................................    9,000          *
All directors and executive officers as a group (7
  persons)..................................................  865,093(6)    19.4

---------------
 *  Less than one percent.

(1) Each person's address is in care of The American Materials & Technologies Corporation, 5915 Rodeo Road, Los Angeles, California 90016.

(2) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes table. Beneficial ownership is determined in accordance with the rule of the Securities and Exchange Commission. Shares of Common Stock subject to options currently exercisable or exercisable within sixty days from the date of this table are deemed outstanding when determining the number of shares and percentage ownership by the person holding such options.

(3) Percentage ownership is based on 4,391,770 shares of Common Stock outstanding.

(4) Includes 57,958 shares of Common Stock issuable pursuant to an option exercisable within 60 days of the date hereof.

(5) Includes 12,500 shares of Common Stock issuable pursuant to an option exercisable within 60 days of the date hereof.

(6) Includes 57,958 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the date hereof.

                              CERTAIN TRANSACTIONS

     The Company's policy regarding related party transactions is that any transaction between the Company and any of its officers, directors, 5% stockholders, or their affiliates will be entered into only if such transaction is approved by a majority of the directors disinterested in such transaction, is on terms no less favorable to the Company than could be obtained from unaffiliated parties, and is reasonably expected to benefit the Company.

     On March 7, 1997, the Company entered into a consulting contract with Mr. Steven Georgiev, its Chairman. Pursuant to this contract, the Company paid a total of $110,000 to Mr. Georgiev in 1997. The Company entered into another consulting agreement with Mr. Georgiev on March 13, 1998, pursuant to which he will be paid $30,000 in 1998.

     On July 1, 1996, the Company entered into a consulting agreement with MapleWood, Inc. ("MapleWood"). Robert V. Glaser, a director of the Company, is President of MapleWood. The agreement, which is for the term of Mr. Glaser's tenure as a director of the Company unless earlier terminated, provides that the

Company will pay MapleWood $5,000 quarterly for consulting services. The Company has agreed to pay MapleWood up to an additional $50,000 for special consulting services performed in 1996.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon review of Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 1996 and Forms 5 and amendments thereto furnished to the Company with respect to fiscal 1996, or written representations that Form 5 was not required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% stockholders were fulfilled in a timely manner, except that certain stock purchases by Mr. Pendorf and certain stock sales by Mr. Georgiev were not reported on time. Also, several transactions in April 1997 and December 1997 pursuant to which Mr. Glosson acquired 20,000 shares of Common Stock from Mr. Georgiev and 10,000 shares from Mr. Pendorf were not timely reported on Form 4 but were reported on Form 5.

                            SOLICITATION OF PROXIES

     No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Common Stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain instances, be made personally or by telephone by directors, officers and certain employees of the Company. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals for inclusion in the proxy materials related to the 1999 Annual Meeting of Stockholders or special meeting in lieu thereof must be received by the Company at its executive offices no later than January 5, 1999.

                                 MISCELLANEOUS

     The Board does not intend to present to the Annual Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business which may be properly presented for action at the Annual Meeting. If any other business should come before the Annual Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

                             AVAILABLE INFORMATION

     Stockholders of record on April 30, 1998 will receive a Proxy Statement and the Company's 1997 Annual Report to Stockholders, which contains detailed financial information concerning the Company. The Company will mail, without charge, a copy of the Company's Annual Report on Form 10-KSB (excluding exhibits) to any stockholder solicited hereby who requests it in writing. Please submit any such written request to Investor Relations, The American Materials & Technologies Corporation, 5915 Rodeo Road, Los Angeles, CA 90016.

                                                                      APPENDIX A

               THE AMERICAN MATERIALS & TECHNOLOGIES CORPORATION

                             1997 STOCK OPTION PLAN
                          AS AMENDED ON MARCH 13, 1998

SECTION 1.  Purpose

     This 1998 Stock Option Plan (the "Plan") of The American Materials & Technologies Corporation, a Delaware corporation (the "Company"), is designed to provide additional incentive to executives and other key employees of the Company and its subsidiaries and for certain other individuals providing services to or acting as directors of the Company and its subsidiaries. The Company intends that this purpose will be effected by the granting of incentive stock options ("Incentive Stock Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options") under the Plan which afford such executives, key employees, directors and other eligible individuals an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock. The Company intends that Incentive Stock Options issued under the Plan will qualify as "incentive stock options" as defined in Section 422 of the Code and the terms of the Plan shall be interpreted in accordance with this intention, provided, however, that no option granted hereunder will qualify as an "incentive stock option" unless the Plan is approved by the stockholders of the Company within twelve months prior to or following the adoption of the Plan by the Board. The term "subsidiary" shall have the meaning set forth in Section 424 of the Code.

SECTION 2.  Administration

     2.1 Administration by the Board. The Plan shall be administered by the Board of Directors.

     2.2 Powers of the Board. Subject to the terms and conditions of the Plan, the Board shall have the power:

          (a) To determine from time to time the persons eligible to receive options and the options to be granted to such persons under the Plan and to prescribe the terms, conditions, restrictions, if any, and provisions (which need not be identical) of each option granted under the Plan to such persons;

          (b) To construe and interpret the Plan and options granted thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Board may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Board in the exercise of this power shall be final and binding upon the Company and optionees;

          (c) To make, in its sole discretion, changes to any outstanding option granted under the Plan, including: (i) to reduce the exercise price, (ii) to accelerate the vesting schedule or (iii) to extend the expiration date; and

          (d) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

SECTION 3.  Stock

     3.1 Stock to be Issued. The stock subject to the options granted under the Plan shall be shares of the Company's authorized but unissued Common Stock, $0.01 par value (the "Common Stock"), or shares of the Company's Common Stock held in treasury. The aggregate number of shares that may be issued upon exercise of options granted under the Plan shall not exceed 350,000; provided, however, that on the last business day of each fiscal year beginning with December 31, 1997, such maximum number shall be increased by a number equal to 3% of the number of shares of Common Stock issued and outstanding as of the close of business on such day. In no event shall the aggregate number of shares which may be issued upon exercise of options under the Plan exceed 1,500,000.

     3.2 Expiration, Cancellation or Termination of Option. Whenever any outstanding option under the Plan expires, is canceled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option may again be the subject of options under the Plan.

     3.3 Limitation on Grants. In no event may any Plan participant be granted options with respect to more than 100,000 shares of Common Stock under the Plan in any calendar year. The number of shares of Common Stock issuable pursuant to an option granted to a Plan participant in a calendar year that is subsequently forfeited, canceled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an option is subsequently reduced, the transaction shall be deemed a cancellation of the original option and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

SECTION 4.  Eligibility

     4.1 Persons Eligible. Incentive Stock Options under the Plan may be granted only to officers and other employees of the Company or its subsidiaries. Nonqualified Options may be granted to officers or other employees of the Company or its subsidiaries, and to members of the Board and consultants or other persons who render services to the Company (regardless of whether they are also employees).

     4.2 Greater-Than-Ten-Percent Stockholders. Except as may otherwise be permitted by the Code or other applicable law or regulation, no Incentive Stock Option shall be granted to an individual who, at the time the option is granted, owns (including ownership attributed pursuant to Section 424 of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company or any subsidiary (a "greater-than-ten-percent stockholder"), unless such Incentive Stock Option provides that (i) the purchase price per share shall not be less than one hundred ten percent of the fair market value of the Common Stock at the time such option is granted, and (ii) that such option shall not be exercisable to any extent after the expiration of five years from the date it is granted.

     4.3 Maximum Aggregate Fair Market Value. The aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under the Plan and any other plans of the Company or its subsidiary for the issuance of incentive stock options) shall not exceed $100,000 (or such greater amount as may from time to time be permitted with respect to incentive stock options by the Code or any other applicable law or regulation).

     4.4 Option Grants to Non-Employee Directors. As compensation for services to the Company, each director of the Company who is a "Non-Employee Director," as that term is defined in Rule 16b-3(b)(3) under the Exchange Act shall be automatically granted a Nonqualified Option to purchase 10,000 shares of Common Stock upon his or her election to the Board initially on or subsequent to the date on which the Plan is approved by stockholders as set forth in Section 12. Any director of the Company who is elected to the Board but who is not a Non-Employee Director at the time of his or her initial election and later becomes a Non-Employee Director shall be automatically granted an option to purchase 10,000 shares of Common Stock upon his or her first election to the Board as a Non-Employee Director. Each such grant (an "Initial Option Grant") shall become exercisable in its entirety on the first anniversary of the date of grant and shall expire on the fifth annual anniversary of the date of grant. At the first meeting of the Board of Directors following each annual meeting of stockholders, commencing with the first meeting of the Board of Directors following the Company's annual meeting of stockholders in 1997, each Non-Employee Director (other than any Non-Employee Director who has received an Initial Option Grant as a result of election to the Board at such meeting) shall be automatically granted an additional Nonqualified Option to purchase 10,000 shares of Common Stock of the Company (the "Subsequent Option Grant"). Each Subsequent Option Grant shall become exercisable in its entirety on the first anniversary of the date of grant and shall expire on the fifth annual anniversary of the date of grant. The exercise price per share of Common Stock of each Nonqualified Option granted pursuant to this Section 4.4 shall be equal to the fair market value of the Common Stock on the date the Nonqualified Option is granted, such fair market value to be determined in accordance with the provisions of Section 6.3.

     The rights of a Non-Employee Director in an Option granted under this
Section 4.4 shall terminate 60 days after such Director ceases to be a Director of the Company or on the specified expiration date, if earlier; provided, however, that if the Non-Employee ceases to be a Director for cause, as defined in Section 5.1, the rights shall terminate immediately on the date on which he ceases to be a Director.

     No Nonqualified Option granted under this Section 4.4 shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such Options shall be exercisable during the optionee's lifetime only by the optionee. Any Nonqualified Option granted to a Non-Employee Director and outstanding on the date of his or her death may be exercised by the legal representative or legatee of the optionee until the expiration of the stated term of the option.

     Nonqualified Options granted under this Section 4.4 may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase may be made by one or more of the methods specified in Section 7.2. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of an option and not as to unexercised options.

     The provisions of this Section 4.4 shall apply only to options granted or to be granted to Non-Employee Directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of the Plan or to any option issued under the Plan to a participant who is not a Non-Employee Director of the Company. To the extent inconsistent with the provisions of any other Section of the Plan, the provisions of this Section 4.4 shall govern the rights and obligations of the Company and Non-Employee Directors respecting options granted or to be granted to Non-Employee Directors.

SECTION 5.  Termination of Employment or Death of Optionee

     5.1 Termination of Employment. Except as may be otherwise expressly provided herein, options shall terminate on the earlier of:

          (a) the date of expiration thereof,

          (b) the date of termination of the optionee's employment with or services to the Company by it for cause (as determined by the Company), or voluntarily by the optionee; or

          (c) thirty days after the date of termination of the optionee's employment with or services to the Company by it without cause;

provided that Nonqualified Options granted to persons who are not employees of the Company need not, unless the Board determines otherwise, be subject to the provisions set forth in clauses (b) and (c) above.

     An employment relationship between the Company and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company or any subsidiary. Whether authorized leave of absence, or absence on military or government service, shall constitute termination of the employment relationship between the Company and the optionee shall be determined by the Board at the time thereof.

     As used herein, "cause" shall mean (x) any material breach by the optionee of any agreement to which the optionee and the Company are both parties, (y) any act or omission to act by the optionee which may have a material and adverse effect on the Company's business or on the optionee's ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (z) any material misconduct or material neglect of duties by the optionee in connection with the business or affairs of the Company or any affiliate of the Company.

     5.2 Death or Permanent Disability of Optionee. In the event of the death or permanent and total disability of the holder of an option prior to termination of the optionee's employment with or services to the Company and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or one year following the date of such death or disability. After the death of the optionee, his/her executors, administrators or any person or persons to whom his/her option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the option to the extent the optionee was entitled to exercise such option immediately prior to his/her death. An optionee is permanently and totally disabled if he/she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve months; permanent and total disability shall be determined in accordance with Section 22(e)(3) of the Code and the regulations issued thereunder.

SECTION 6.  Terms of the Option Agreements

     Each option agreement shall be in writing and shall contain such terms, conditions, restrictions, if any, and provisions as the Board shall from time to time deem appropriate. Such provisions or conditions may include without limitation restrictions on transfer, repurchase rights, or such other provisions as shall be determined by the Board; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an incentive option within the meaning of Section 422 of the Code. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

     6.1 Expiration of Option. Subject to Section 4.4 hereof, notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall not, in the case of an Incentive Stock Option, be later than the tenth anniversary (fifth anniversary in the case of a greater-than-ten-percent stockholder) of the date on which the option was granted, or as specified in Section 5 hereof.

     6.2 Exercise. Subject to Sections 4.4 and 7.3 hereof, each option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the option may be exercised at a particular time and to such other conditions as the Board in its discretion may specify upon granting the option.

     6.3 Purchase Price. Subject to Section 4.4 hereof, the purchase price per share under each option shall be determined by the Board at the time the option is granted; provided, however, that the option price of any Incentive Stock Option shall not, unless otherwise permitted by the Code or other applicable law or regulation, be less than the fair market value of the Common Stock on the date the option is granted (110% of the fair market value in the case of a greater-than-ten-percent stockholder). For the purpose of the Plan the fair market value of the Common Stock shall be the closing price per share on the date of the grant of the option as reported by The Nasdaq Stock Market, Inc. ("Nasdaq"), or, if the Common Stock is not quoted on Nasdaq, as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, the fair market value as determined by the Board.

     6.4 Transferability of Options. Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his or her lifetime, only by him or her.

     6.5 Rights of Optionees. Except as required under any law or regulation respecting, reporting or disclosure of beneficial ownership of securities, no optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until the option shall have been exercised pursuant to the terms thereof, and the Company shall have issued and delivered the shares to the optionee.

     6.6 Lockup Agreement. The Board may in its discretion specify upon granting an option that the optionee shall agree for a period of time from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such option, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 7.  Method of Exercise; Payment of Purchase Price

     7.1 Method of Exercise. Any option granted under the Plan may be exercised by the optionee by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the "Notice"), accompanied by payment for such shares.

     7.2 Payment of Purchase Price. Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made by:

          (a) cash in an amount, or a check, bank draft or postal or express money order payable in an amount, equal to the aggregate exercise price for the number of shares specified in the Notice;

          (b) with the consent of the Board, shares of Common Stock of the Company having a fair market value (as defined for purposes of Section 6.3 hereof) equal to such aggregate exercise price;

          (c) with the consent of the Board, a personal recourse note issued by the optionee to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Board may determine in its discretion; provided that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code;

          (d) with the consent of the Board, such other consideration that is acceptable to the Board and that has a fair market value, as determined by the Board, equal to such aggregate exercise price, including any broker-directed cashless exercise/resale procedure adopted by the Board; or

          (e) with the consent of the Board, any combination of the foregoing.

     As promptly as practicable after receipt of the Notice and accompanying payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified in the Notice.

     7.3 Special Limits Affecting Section 16(b) Option Holders. Shares issuable upon exercise of options granted to a person who in the opinion of the Board may be deemed to be a director or officer of the Company within the meaning of
Section 16(b) of the Exchange Act and the rules and regulations thereunder shall not be sold or disposed of until after the expiration of six months following the date of grant.

SECTION 8.  Changes in Company's Capital Structure

     8.1 Rights of Company. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     8.2 Recapitalization, Stock Splits and Dividends. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, in any such case without receiving compensation therefor in money, services or property, then (i) the number, class, and price per share of shares of stock subject to outstanding options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares as he or she would have received as a result of the event requiring the adjustment had he or she exercised his or her option in full immediately prior to such event; and

     (ii) the number and class of shares with respect to which options may be granted under the Plan, and the number and class of shares set forth in Sections
3.3 and 4.4, shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under the Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

     8.3 Merger without Change of Control. After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which (i) the Company shall be the surviving corporation, and (ii) the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent of the voting power of the Company, each holder of an outstanding option shall, at no additional cost, be entitled upon exercise of such option to receive in lieu of the number of shares as to which such option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares for which such option was exercisable.

     8.4 Sale or Merger with Change of Control. If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if there is a merger or consolidation where the Company is the surviving corporation but the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least fifty percent of the voting power of the Company, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation, liquidation, sale or disposition; (ii) the Board may accelerate the time for exercise of all unexercised and unexpired options to and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Board; or (iii) all outstanding options may be canceled by the Board as of the effective date of any such merger, consolidation, liquidation, sale or disposition provided that (x) notice of such cancellation shall be given to each holder of an option and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if the Board shall have accelerated the time for exercise of all unexercised and unexpired options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

     8.5 Adjustments to Common Stock Subject to Options. Except as previously provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

     8.6 Miscellaneous. Adjustments under this Section 8 shall be determined by the Board, and such determinations shall be conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

SECTION 9.  General Restrictions

     9.1 Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     9.2 Compliance with Securities Laws. The Company shall not be required to sell or issue any shares under any option if the issuance of such shares shall constitute a violation by the optionee or by the Company of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933, as now in effect or hereafter amended (the "Act"), upon exercise of any option, the Company shall not be required to issue such shares unless the Board has received evidence satisfactory to it to the effect that the holder of such option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Board shall be final, binding and conclusive. In the event the shares issuable on exercise of an option are not registered under the Act, the Company may imprint upon any certificate representing shares so issued the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Act and with applicable state securities laws:

        The shares of stock represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. Such securities may not be sold, transferred, pledged or hypothecated unless the registration provisions of said Act have been complied with or unless the Corporation has received an opinion of its counsel that such registration is not required, except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.

     The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     9.3 Employment Obligation. The granting of any option shall not impose upon the Company any obligation to employ or continue to employ any optionee; and the right of the Company to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an option has been granted to him or her.

SECTION 10. Withholding Taxes

     10.1 Rights of Company. The Company may require an employee exercising a Nonqualified Option, or disposing of shares of Common Stock acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (as defined in Section 421(b) of the Code), to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of the issuance or disposition of such shares. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the employee upon such terms and conditions as the Company may prescribe. The Company may, in its discretion, hold the stock certificate to which such employee is otherwise entitled upon the exercise of an Option as security for the payment of any such withholding tax liability, until cash sufficient to pay that liability has been received or accumulated.

     10.2 Payment in Shares. An employee may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to the exercise of a Nonqualified Option a number of shares with an aggregate fair market value (as defined in Section 6.3 hereof determined as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such exercise, or (ii) transferring to the Company shares of Common Stock owned by the employee with an aggregate fair market value (as defined in Section 6.3 hereof determined as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any employee who is subject to Section 16 of the Exchange Act, the following additional restrictions shall apply:

          (a) the election to satisfy tax withholding obligations relating to an option exercise in the manner permitted by this Section 10.2 shall be made either (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (2) at least six (6) months prior to the date of exercise of the option;

          (b) such election shall be irrevocable;

          (c) such election shall be subject to the consent or approval of the Board; and

          (d) the Common Stock withheld to satisfy tax withholding, if granted at the discretion of the Board, must pertain to an option which has been held by the employee for at least six (6) months from the date of grant of the option.

     10.3 Notice of Disqualifying Disposition. Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Common Stock purchased upon exercise of the Incentive Option.

SECTION 11.  Amendment or Termination of Plan

     11.1 Amendment. The Board may terminate the Plan and may amend the Plan at any time, and from time to time, subject to the limitation that, except as provided in Section 8 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations, at an annual or special meeting held within 12 months before or after the date of adoption of such amendment, in any instance in which such amendment would: (i) increase the number of shares of Common Stock that may be issued under, or as to which Options may be granted pursuant to, the Plan; or
(ii) change in substance the provisions of Section 4 hereof relating to eligibility to participate in the Plan. In addition, the provisions of Section
4.4 shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Without limiting the generality of the foregoing, the Board is expressly authorized to amend the Plan, at any time and from time to time, to conform it to the provisions of Rule 16b-3 under the Exchange Act, as that Rule may be amended from time to time.

     Except as provided in Section 8 hereof, the rights and obligations under any option granted before amendment of the Plan or any unexercised portion of such option shall not be adversely affected by amendment of the Plan or such option without the consent of the holder of such option.

     11.2 Termination. The Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate the Plan at any earlier time for any or no reason. No Option may be granted after the Plan has been terminated. No Option granted while the Plan is in effect shall be altered or impaired by termination of the Plan, except upon the consent of the holder of such Option. The power of the Board to construe and interpret the Plan and the Options granted prior to the termination of the Plan shall continue after such termination.

SECTION 12.  Nonexclusivity of Plan

     Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 13.  Effective Date and Duration of Plan

     The Plan shall become effective upon its adoption by the Board, provided that the stockholders of the Company shall have approved the Plan within twelve months prior to or following the adoption of the Plan by the Board. Subject to the foregoing, options may be granted under the Plan at any time subsequent to its effective date; provided, however, that (a) no such option shall be exercised or exercisable unless the stockholders of the Company shall have approved the Plan within twelve months prior to or following the adoption of the Plan by the Board, and (b) all options issued prior to the date of such stockholders' approval shall contain a reference to such condition. No option may be granted under the Plan after the tenth anniversary of the effective date. The Plan shall terminate (i) when the total amount of the Common Stock with respect to which options may be granted shall have been issued upon the exercise of options or (ii) by action of the Board of Directors pursuant to Section 11 hereof, whichever shall first occur.

SECTION 14.  Provisions of General Application

     14.1 Severability. The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, each of which shall remain in full force and effect.

     14.2 Construction. The headings in the Plan are included for convenience only and shall not in any way effect the meaning or interpretation of the Plan. Any term defined in the singular shall include the plural, and vice versa. The words "herein," "hereof" and "hereunder" refer to the Plan as a whole and not to any particular part of the Plan. The word "including" as used herein shall not be construed so as to exclude any other thing not referred to or described.

     14.3 Further Assurances. The Company and any holder of an option shall from time to time execute and deliver any and all further instruments, documents and agreements and do such other and further acts and things as may be required or useful to carry out the intent and purpose of the Plan and such option and to assure to the Company and such option holder the benefits contemplated by the Plan; provided, however, that neither the Company nor any option holder shall in any event be required to take any action inconsistent with the provisions of the Plan.

     14.4 Governing Law. The Plan and each Option shall be governed by the laws of the State of Delaware.

                                 *  *  *  *  *

               THE AMERICAN MATERIALS & TECHNOLOGIES CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 28, 1998


        The undersigned stockholder of The American Materials & Technologies Corporation (the "Company"), revoking all prior proxies, hereby appoints
Paul W. Pendorf and James L. Russell, or any of them acting singly, proxies, with full power to substitution, to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of the Company, 5915 Rodeo Road, Los Angeles, California 90016, on Thursday, May 28, 1998, beginning at 10:00 a.m., and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting dated May 5, 1998 and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE AMERICAN MATERIALS AND TECHNOLOGIES CORPORATION. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.


                          (CONTINUED ON REVERSE SIDE)

                                                                ---------------
                                                                  SEE REVERSE
                                                                      SIDE
                                                                ---------------

---  Please mark your
[X]  votes as in this
---  example.

                    FOR   WITHHELD                                                           FOR   AGAINST   ABSTAIN
1. To elect                                2. To adopt the amendment to the 1997
   Paul W. Pendorf  [ ]     [ ]               Stock Option Plan.                             [ ]      [ ]      [ ]
   as a Class I
   Director for term of three years.       3. To ratify the selection of Feldman Radin
                                              & Co., P.C. as the Company's auditors          [ ]      [ ]      [ ]
                                              for fiscal 1998.

                                           THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR,
                                           IF NO DIRECTION IS GIVEN WITH RESPECT TO ONE OR MORE OF THE
                                           PROPOSALS SET FORTH ABOVE, WILL BE VOTED FOR SUCH PROPOSAL OR PROPOSALS.

                                           Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the
                                           United States. PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON THE STOCK CERTIFICATE.



                                           Mark here if you plan to attend the meeting.    [ ]


SIGNATURE(S) _________________________________________________________________________________________ DATED: ___________, 1998

If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other person.
